                                                                    Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.:


We consent to the use of the following reports incorporated by reference herein:

-   our report dated November 10,       -   our report dated February 25, 2004
    2003 related to the historical          related to the historical summary of
    summary of gross income and             gross income and direct operating
    direct operating expenses of            expenses of Dorman Centre for the
    Shops at Park Place for the year        year ended December 31, 2003,
    ended December 31, 2002,
-   our report dated December 4, 2003   -   our report dated March 3, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Darien            expenses of Heritage Towne Crossing
    Towne Center for the year ended         for the year ended December 31,
    December 31, 2002,                      2003,
-   our report dated February 24,       -   our report dated May 21, 2004
    2004 related to the combined            related to the historical summary of
    historical summary of gross             gross income and direct operating
    income and direct operating             expenses of Paradise Valley
    expenses of Properties Acquired         Marketplace for the year ended
    from Thomas Enterprises for the         December 31, 2003,
    year ended December 31, 2003,
-   our report dated March 2, 2004      -   our report dated June 14, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Hickory           expenses of Best on the Boulevard
    Ridge for the year ended December       for the year ended December 31,
    31, 2003,                               2003,
-   our report dated March 3, 2004      -   our report dated June 14, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of CorWest           expenses of Bluebonnet Parc for the
    Plaza for the period from May 29,       year ended December 31, 2003,
    2003 through December 31, 2003,
-   our report dated March 3, 2004      -   our report dated May 25, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Metro             expenses of North Rivers Town Center
    Square Center (SuperValue) for          for the period of October 1, 2003
    the year ended December 31, 2003,       (commencement of operations) to
                                            December 31, 2003,
-   our report dated February 26,       -   our report dated June 8, 2004
    2004 related to the historical          related to the historical summary of
    summary of gross income and             gross income and direct operating
    direct operating expenses of            expenses of Arvada
    Larkspur

    Landing for the year ended              Marketplace and Connection for the
    December 31, 2003,                      year ended December 31, 2003,
-   our report dated February 25,       -   our report dated June 8, 2004
    2004 related to the historical          related to the historical summary of
    summary of gross income and             gross income and direct operating
    direct operating expenses of            expenses of Eastwood Town Center for
    North Ranch Pavilion for the year       the year ended December 31, 2003,
    ended December 31, 2003,
-   our report dated February 26,       -   our report dated May 28, 2004
    2004 related to the historical          related to the historical summary of
    summary of gross income and             gross income and direct operating
    direct operating expenses of La         expenses of Watauga Pavilion for the
    Plaza Del Norte for the year            period of August 15, 2003
    ended December 31, 2003,                (commencement of operations) to
                                            December 31, 2003,
-   our report dated March 1, 2004      -   our report dated June 7, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of MacArthur         expenses of Northpointe Plaza for
    Crossing for the year ended             the year ended December 31, 2003,
    December 31, 2003,
-   our report dated March 5, 2004      -   our report dated May 25, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Promenade         expenses of Plaza Santa Fe II for
    at Red Cliff for the year ended         the year ended December 31, 2003,
    December 31, 2003,
-   our report dated February 25,       -   our report dated June 7, 2004
    2004 related to the historical          related to the historical summary of
    summary of gross income and             gross income and direct operating
    direct operating expenses of            expenses of Pine Ridge Plaza for the
    Peoria Crossing for the year            year ended December 31, 2003,
    ended December 31, 2003,
-   our report dated August 13, 2004    -   our report dated June 7, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of John's            expenses of Huebner Oaks Center for
    Creek Village for the period from       the year ended December 31, 2003,
    September 21, 2003 (commencement
    of operations) to December 31,
    2003,
-   our report dated August 3, 2004     -   our report dated July 15, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Fullerton         expenses of Lakewood Town Center for
    Metrocenter for the year ended          the year ended December 31, 2003,
    December 31, 2003,
-   our report dated August 13, 2004    -   our report dated July 30, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Northgate         expenses of Davis Towne Crossing for
    North for the year ended December       the period from July 18, 2003
    31, 2003,                               (commencement of operations) to
                                            December 31, 2003,
-   our report dated August 18, 2004    -   our report dated August 1, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Gateway           expenses of Cranberry Square for the
    Plaza Shopping Center for the           year ended December 31, 2003,
    year ended December 31, 2003,
-   our report dated August 11, 2004    -   our report dated August 3, 2004
    related to                              related to
    the historical summary of gross         the historical summary of
    income and direct operating             gross income and direct operating
    expenses of Forks Town Center for       expenses of Safeway Plaza at
    the year ended December 31, 2003,       Marysville for the year ended
                                            December 31, 2003,
-   our report dated September 1,       -   our report dated August 25, 2004
    2004 related to the historical          related to the historical summary of
    summary of gross income and             gross income and direct operating
    direct operating expenses of            expenses of The Shops at Boardwalk
    Manchester Meadows for the year         for the period from May 30, 2003
    ended December 31, 2003,                (commencement of operations) to
                                            December 31, 2003,
-   our report dated September 3,       -   our report dated August 6, 2004
    2004 related to the historical          related to the combined historical
    summary of gross income and             summary of gross income and direct
    direct operating expenses of            operating expenses of the Properties
    Governor's Marketplace for the          owned by Capital Centre, LLC,
    year ended December 31, 2003,           Gateway Village Limited Partnership,
                                            Bel Air Square Joint Venture, Towson
                                            Circle Joint Venture LLP, and
                                            Reisterstown Plaza Holdings, LLC for
                                            the year ended December 31, 2003,
-   our report dated September 10,      -   our report dated September 1, 2004
    2004 related to the historical          related to the historical summary of
    summary of gross income and             gross income and direct operating
    direct operating expenses of The        expenses of Mitchell Ranch Plaza for
    Columns for the period from             the period from June 30, 2003
    October 8, 2003 (commencement of        (commencement of operations) to
    operations) to December 31, 2003,       December 31, 2003,
-   our report dated September 7,       -   our report dated September 13, 2004
    2004 related to the historical          related to the historical summary of
    summary of gross income and             gross income and direct operating
    direct operating expenses of            expenses of Lincoln Park for the
    Saucon Valley Square for the year       year ended December 31, 2003,
    ended December 31, 2003,
-   our report dated February 13,       -   our report dated December 8, 2004
    2004 related to the consolidated        related to the combined historical
    balance sheet of Inland Western         summary of gross income and direct
    Retail Real Estate Trust, Inc. as       operating expenses of The Properties
    of December 31, 2003 and the            Acquired from Bayer Properties for
    related consolidated statements         the year ended December 31, 2003,
    of operations, stockholders'
    equity and cash flows for the
    period from March 5, 2003
    (inception) through December 31,
    2003 and related financial
    statement schedule,
-   our report dated December 8, 2004   -   our report dated December 9, 2004
    related to the historical summary       related to the combined historical
    of gross income and direct              summary of gross income and direct
    operating expenses of Azalea            operating expenses of The Properties
    Square for the period from July         Acquired from Donahue Schriber for
    4, 2003 (commencement of                the year ended December 31, 2003,
    operations) to December 31, 2003,
-   our report dated December 8, 2004   -   our report dated November 3, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Denton            expenses of Winchester Commons for
    Crossing for the period from            the year ended December 31, 2003,
    August 11, 2003 (commencement of
    operations) to December 31, 2003,

-   our report dated December 8, 2004   -   our report dated December 8, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Gurnee Town       expenses of Fox Creek Village for
    Center for the year ended               the period from November 12, 2003
    December 31, 2003,                      (commencement of operations) to
                                            December 31, 2003,
-   our report dated December 8, 2004   -   our report dated November 26, 2004
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Mansfield         expenses of Northwoods Center for
    Towne Crossing for the period           the year ended December 31, 2003,
    from July 23, 2003 (commencement
    of operations) to December 31,
    2003,
-   our report dated December 9, 2004   -   our report dated December 3, 2004
    related to the historical summary       related to the combined historical
    of gross income and direct              summary of gross income and direct
    operating expenses of Gateway           operating expenses of The Properties
    Pavilions for the period from           Acquired from Eastern Retail
    February 15, 2003 (commencement         Holdings, LP for the year ended
    of operations) to December 31,          December 31, 2003,
    2003,
-   our report dated December 7, 2004   -   and our report dated December 8,
    related to the historical summary       2004 related to the historical
    of gross income and direct              summary of gross income and direct
    operating expenses of Southlake         operating expenses of Oswego Commons
    Town Square for the year ended          for the year ended December 31,
    December 31, 2003,                      2003.

We consent to the use of the following reports, all included herein:

-   our report dated February 3, 2005   -   our report dated January 26, 2005
    related to the historical summary       related to the historical summary of
    of gross income and direct              gross income and direct operating
    operating expenses of Henry Town        expenses of Shoppes at Lake Andrew
    Center for the year ended               for the year ended December 31,
    December 31, 2003,                      2004,
-   our report dated March 2, 2005      -   our report dated February 19, 2005
    related to the combined                 related to the historical summary of
    historical summary of gross             gross income and direct operating
    income and direct operating             expenses of Midtown Center for the
    expenses of the Properties              year ended December 31, 2004,
    Acquired from FFI American Market
    Fund, L.P. for the year ended
    December 31, 2004,
-   our report dated March 3, 2005      -   our report dated February 26, 2005
    related to the historical summary       related to the combined historical
    of gross income and direct              summary of gross income and direct
    operating expenses of Mesa Fiesta       operating expenses of the Properties
    for the year ended December 31,         Acquired from Weber & Company for
    2004,                                   the year ended December 31, 2004,
-   our report dated February 1, 2005   -   our reports dated March 3, 2005
    related to the historical summary       related to the consolidated balance
    of gross income and direct              sheets of Inland Western Retail Real
    operating expenses of Trenton           Estate Trust, Inc. as of December
    Crossing for the year ended             31, 2004 and 2003 and the related
    December 31, 2004,                      consolidated statements of
-   our report dated January 22, 2005       operations, stockholders' equity and
    related to the combined                 cash flows for the year ended
    historical summary of gross             December 31,
    income and direct operating             2004 and the period from March 5,
    expenses of the Properties              2003 (inception) through December
    Acquired from Ceruzzi Holdings          31, 2003 and related financial
    the year ended December 31, 2004,       statement schedule, management's
                                            assessment of the effectiveness of
                                            internal control over financial
                                            reporting as of December 31, 2004
                                            and the effectiveness of internal
                                            control over financial reporting as
                                            of December 31, 2004,
                                        -   and our report dated February 25,
                                            2005 related to the historical
                                            summary of gross income and direct
                                            operating expenses of the Stateline
                                            Station for the year ended December
                                            31, 2004.

We consent to the reference to our firm under the heading "Experts" herein.


KPMG LLP


Chicago, Illinois
March 18, 2005